Exhibit 99

                        Form 4 - Joint Filer Information

Name:                               Frost Gamma Investments Trust

Address:                            4400 Biscayne Boulevard
                                    15th Floor
                                    Miami, Florida 33137

Designated Filer:                   Phillip Frost, M.D.

Issuer and Ticker Symbol:           Modigene Inc. (MODG.OB)

Date of Event Requiring Statement:  November 5, 2008

Signature:


/s/ Phillip Frost, M.D., Trustee
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Phillip Frost, M.D., Trustee